Statements of cash flows - Summary of cash and cash equivalents (Details) $ in Thousands, ₩ in Millions	Dec. 31, 2023 KRW (₩)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 KRW (₩)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 KRW (₩)	Dec. 31, 2020 KRW (₩)
Cash and cash equivalents [abstract]
Cash	₩ 1,464,606		₩ 1,771,316
Foreign currencies	715,495		628,590
Demand deposits	28,248,420		31,729,228
Fixed deposits	128,097		90,014
Total	₩ 30,556,618	$ 23,668,953	₩ 34,219,148	$ 26,505,924	₩ 20,613,073	₩ 17,343,237